UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08979

Victory Variable Insurance Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services, 3435 Stelzer Rd. Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

Item 1. Reports to Stockholders.

December 31, 2009

Annual Report

Diversified Stock Fund

Table of Contents

Shareholder Letter	2

Portfolio Commentary	3

Financial Statements

Schedule of Investments	4

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Report of Independent Registered Public Accounting Firm	15

Supplemental Information

Trustee and Officer Information	16

Proxy Voting and Form N-Q Information	19

Expense Examples	19

Additional Federal Income Tax Information	20

Advisory Contract Renewal	21

The Funds are distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment advisor to the Funds and receives a fee from the Funds for its services.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for The Victory Variable Insurance Funds.

NOT FDIC INSURED
Shares of The Victory Variable
Insurance Funds are not insured by
the FDIC, are not deposits or other
obligations of, or guaranteed by,
any KeyCorp Bank, Victory Capital
Management Inc., or their affiliates,
and are subject to investment risks,
including possible loss of the
principal amount invested.

Call Victory at:

800-539-FUND (800-539-3863)

Visit our web site at:

www.VictoryConnect.com

Letter to Our Shareholders

The economic outlook has brightened considerably since the first quarter of 2009, thanks to swift and decisive action taken by the Federal Reserve and the U.S. Government. A variety of stimulus programs were enacted both domestically and globally to stabilize the financial markets. Together with accommodative fiscal policy, these efforts provided support and have helped strengthen the economy, as evidenced by a 2.2% increase in GDP in the third quarter. Other economic indicators released during the fourth quarter indicate the economy continued to expand.

In the first quarter of 2009, the stock market continued its overall decline, but rallied sharply towards the end of the quarter. The rally continued with the S&P 500 Index posting three consecutive quarterly gains to finish the year in a strong fashion. Confidence in the market continues, where expectations from analysts and the Federal Reserve predict that GDP growth in both the U.S. and foreign markets will be positive throughout 2010. Investor pessimism may be lifting as well, as evidenced by inflows and outflows of various mutual fund categories. Money market funds, which many investors turned to in 2008 for their safety, experienced net outflows in 2009, seemingly in favor of fixed income funds, which experienced sizeable net inflows this year.

Economic uncertainty and market volatility has subsided, and we continue to believe that patient investors will be rewarded over the longer-term. Absolute market valuations are reasonable relative to realistic earnings estimates, and the opportunity to invest in companies with appreciation potential is promising for our investors. Victory remains constructive on the longer-term outlook, albeit cognizant of the short-term risks, and continues to invest in the market with confidence. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward – our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high quality investment products and services.

We appreciate your confidence in the Victory Funds. We continue to closely monitor the possibility of increased regulatory reform wrought by the tumultuous times, and will strive to embrace the programs and adopt the procedures necessary to safeguard our shareholders. If you have questions or would like further information, please feel free to contact us at 1-800-539-3863 or via our website at www.VictoryConnect.com.

Michael Policarpo

President,
Victory Variable Insurance Funds

Portfolio Commentary

Diversified Stock Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Commentary

The Fund appreciated 27.1% for the fiscal year ended December 31, 2009. Its benchmark, S&P 500 Index, appreciated 26.5% for the same period.

The anticipatory nature of equity markets was proved again in 2009, as the S&P rebounded 67% from the March lows despite the challenging economic backdrop. Massive government and fiscal stimulus fueled enthusiasm for an economic recovery, and a zero-interest rate policy prompted investors to move further out on the risk continuum to earn higher returns. Better than expected corporate profits earned by disciplined management teams aggressively cutting cost structures also contributed meaningfully to equity appreciation. Technology was the best performing sector for the year, and the Fund's emphasis on this sector helped performance. When compared to the S&P 500, the Energy sector was the greatest area of outperformance due to the emphasis on the higher beta service companies. The largest detractor to performance was the Basic Industry sector, primarily due to a higher quality bias in the metal industry.

Top performing holdings were Schlumberger, Alcon, Halliburton, and EMC. Schlumberger and Halliburton appreciated with the 78% rebound in oil prices to the mid $70 range, and better than expected profitability during the downturn. Alcon's stock was helped by a return to growth in their dominant eye-care franchise and speculation that Nestle's majority ownership of Alcon would be purchased by Novartis early in 2010 at a 20% premium to the trading price per terms of a pre-determined arrangement between the two companies. Better than expected profitability throughout the year, along with investors renewed focus on the Technology sector contributed to the significant appreciation in EMC's shares. Detractors to performance were Bank of America, Diageo, Alcoa, and Wells Fargo. Bank of America and Wells Fargo were hurt by the capital raises that diluted common shareholders, and the continuation of the credit challenges the banking sector faced. Diageo and Alcoa were both sold early in the year, and the portfolio did not benefit from the rebound in the second half of the year.

Portfolio Holdings

As a Percentage of Total Investments

Average Annual Total Return

Year Ended December 31, 2009

Inception Date	7/1/99
One Year	27.06%
Three Year	–4.61%
Five Year	1.42%
Ten Year	1.89%
Since Inception	1.92%

Expense Ratios

Gross	1.22%
With Waivers	1.20%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.VictoryConnect.com.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time. The total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the total returns would have been lower.

Diversified Stock Fund — Growth of $10,000

For the period 12/31/99 to 12/31/09

1The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments

Diversified Stock Fund  December 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.5%):
BNP Paribas Finance Inc., 0.02% (a), 1/4/10	$591	$591
Total Commercial Paper (Amortized Cost $591)		591
Common Stocks (97.3%):
Aerospace/Defense (2.9%):
Lockheed Martin Corp.	7,900	595
Raytheon Co.	10,900	562
		1,157
Airlines (1.4%):
Southwest Airlines Co.	48,100	550
Automotive (0.7%):
Ford Motor Co. (b)	28,500	285
Banks (4.5%):
Bank of America Corp.	65,400	985
Northern Trust Corp.	14,490	759
PNC Financial Services Group, Inc.	1,728	91
		1,835
Biotechnology (1.1%):
Amgen, Inc. (b)	7,800	441
Brokerage Services (2.6%):
Charles Schwab Corp.	55,890	1,052
Commercial Services (1.0%):
Paychex, Inc.	12,900	395
Computers & Peripherals (3.6%):
EMC Corp. (b)	83,800	1,464
Consumer Products (1.3%):
Colgate-Palmolive Co.	3,500	288
Mead Johnson Nutrition Co.	5,500	240
		528
Cosmetics & Toiletries (0.6%):
Estee Lauder Cos., Class A	5,265	255
Electronics (0.9%):
General Electric Co.	24,685	373
Environmental Control (0.8%):
Waste Management, Inc.	9,600	325
Food Distributors, Supermarkets & Wholesalers (1.4%):
Kroger Co.	27,600	567
Food Processing & Packaging (2.8%):
H.J. Heinz Co.	4,800	205
Kellogg Co.	6,400	340
Nestle SA, Sponsored ADR	12,300	595
		1,140
Health Care (1.4%):
Alcon, Inc.	3,522	579
Home Builders (0.7%):
Toll Brothers, Inc. (b)	14,854	279

Security Description	Shares	Value
Internet Business Services (0.3%):
Juniper Networks, Inc. (b)	2,200	$59
McAfee, Inc. (b)	1,800	73
		132
Internet Service Provider (1.9%):
Yahoo!, Inc. (b)	47,148	791
Investment Companies (1.5%):
Invesco Ltd.	26,650	626
Manufacturing — Diversified (2.8%):
Illinois Tool Works, Inc.	3,600	172
Ingersoll-Rand PLC	8,700	311
Tyco International Ltd.	18,240	651
		1,134
Media (0.6%):
News Corp., Class A	18,634	255
Mining (2.9%):
Barrick Gold Corp.	16,936	667
Newmont Mining Corp.	10,900	516
		1,183
Oil & Gas Exploration — Production & Services (3.5%):
Anadarko Petroleum Corp.	13,252	827
Apache Corp.	2,200	227
ENSCO International PLC	9,100	364
		1,418
Oil Companies — Integrated (1.2%):
Hess Corp.	7,738	468
Oilfield Services & Equipment (8.7%):
Halliburton Co.	39,822	1,198
Schlumberger Ltd.	25,852	1,683
Weatherford International Ltd. (b)	35,500	636
		3,517
Paint, Varnishes & Enamels (0.6%):
The Sherwin-Williams Co.	3,800	234
Pharmaceuticals (9.6%):
Johnson & Johnson	14,400	928
Merck & Co., Inc.	20,100	734
Pfizer, Inc.	78,300	1,424
Teva Pharmaceutical Industries Ltd., Sponsored ADR	14,600	820
		3,906
Retail (2.2%):
Target Corp.	18,526	896
Retail — Drug Stores (2.1%):
CVS Caremark Corp.	26,082	840
Retail — Specialty Stores (4.1%):
Lowe's Cos., Inc.	71,653	1,676

See notes to financial statements.

The Victory Variable Insurance Funds  Schedule of Portfolio Investments — continued

Diversified Stock Fund  December 31, 2009

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors (11.6%):
Altera Corp.	24,630	$557
Applied Materials, Inc.	83,347	1,162
Intel Corp.	66,983	1,366
Lam Research Corp. (b)	16,900	663
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	85,478	978
		4,726
Software & Computer Services (5.8%):
Microsoft Corp.	50,500	1,540
Oracle Corp.	32,511	798
		2,338
Steel (2.5%):
Nucor Corp.	21,500	1,003
Telecommunications — Services & Equipment (1.9%):
Motorola, Inc. (b)	98,021	761
Transportation Services (4.3%):
Expeditors International of Washington, Inc.	12,000	417
United Parcel Service, Inc., Class B	23,231	1,333
		1,750
Utilities — Electric (0.1%):
Exelon Corp.	823	40
Utilities — Telecommunications (1.4%):
Verizon Communications, Inc.	16,900	560
Total Common Stocks (Cost $32,952)		39,479
Preferred Stocks (0.6%):
Bank of America Corp., 10.00%	17	254
Total Preferred Stocks (Amortized Cost $255)		254
Total Investments (Cost $33,798) — 99.4%		40,324
Other assets in excess of liabilities — 0.6%		261
NET ASSETS — 100.0%		$40,585

(a)  Rate represents the effective yield at purchase.

(b)  Non-income producing security.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

  Statement of Assets and Liabilities

The Victory Variable Insurance Funds  December 31, 2009

(Amounts in Thousands, Except Per Share Amount)

Diversified Stock Fund
ASSETS:
Investments, at value (Cost $33,798)	$40,324
Cash	50
Dividends receivable	37
Receivable for capital shares issued	13
Receivable for investments sold	290
Total Assets	40,714
LIABILITIES:
Payable for capital shares redeemed	71
Accrued expenses and other payables:
Investment advisory fees	10
Administration fees	3
Custodian fees	2
Transfer agent fees	1
Contract owner fees	22
12b-1 fees	9
Other accrued expenses	11
Total Liabilities	129
NET ASSETS:
Capital	48,874
Distributions in excess of net investment income	(7)
Accumulated net realized losses from investments	(14,808)
Net unrealized appreciation on investments	6,526
Net Assets	$40,585
Shares (unlimited number of shares authorized with a par value of 0.001 per share)	4,627
Net asset value, offering price & redemption price per share	$8.77

See notes to financial statements.

  Statement of Operations

The Victory Variable Insurance Funds  For the Year Ended December 31, 2009

(Amounts in Thousands)

Diversified Stock Fund
Investment Income:
Interest income	$2
Dividend income	713
Total Income	715
Expenses:
Investment advisory fees	106
Administration fees	38
Contract owner fees	89
12b-1 fees	89
Custodian fees	15
Transfer agent fees	10
Trustees' fees	3
Legal and audit fees	37
Insurance fees	37
Other expenses	18
Total Expenses	442
Expenses waived/reimbursed by Adviser	(16)
Net Expenses	426
Net Investment Income	289
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from investment transactions	(3,695)
Change in unrealized appreciation/depreciation on investments	12,200
Net realized/unrealized gains from investments	8,505
Change in net assets resulting from operations	$8,794

See notes to financial statements.

The Victory Variable Insurance Funds  Statements of Changes in Net Assets

(Amounts in Thousands)

	Diversified Stock Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008
From Investment Activities:
Operations:
Net investment income	$289	$350
Net realized loss from investment transactions	(3,695)	(10,985)
Change in unrealized appreciation/depreciation on investments	12,200	(9,141)
Change in net assets resulting from operations	8,794	(19,776)
Distributions to Shareholders:
From net investment income	(290)	(345)
From net realized gains	—	(6,969)
Change in net assets resulting from distributions to shareholders	(290)	(7,314)
Change in net assets from capital transactions	(1,124)	7,456
Change in net assets	7,380	(19,634)
Net Assets:
Beginning of period	33,205	52,839
End of period	$40,585	$33,205
Distributions in excess of net investment income	$(7)	$(7)
Capital Transactions:
Proceeds from shares issued	$5,923	$10,838
Dividends reinvested	290	7,314
Cost of shares redeemed	(7,337)	(10,696)
Change in net assets from capital transactions	$(1,124)	$7,456
Share Transactions:
Issued	818	1,086
Reinvested	39	695
Redeemed	(1,002)	(1,014)
Change in Shares	(145)	767

See notes to financial statements.

The Victory Variable Insurance Funds  Financial Highlights

For a Share Outstanding Throughout Each Period

	Diversified Stock Fund
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Asset Value, Beginning of Period	$6.96	$13.19	$13.09	$11.92	$10.97
Investment Activities:
Net investment income	0.06	0.08	0.08	0.04	0.02
Net realized and unrealized gains (losses) on investments	1.81	(4.45)	1.23	1.53	0.94
Total from Investment Activities	1.87	(4.37)	1.31	1.57	0.96
Distributions:
Net investment income	(0.06)	(0.08)	(0.09)	(0.04)	(0.01)
Net realized gains from investments	—	(1.78)	(1.12)	(0.36)	—
Total Distributions	(0.06)	(1.86)	(1.21)	(0.40)	(0.01)
Net Asset Value, End of Period	$8.77	$6.96	$13.19	$13.09	$11.92
Total Return (a)	27.06%	(37.87)%	9.95%	13.68%	8.75%
Ratios/Supplemental Data:
Net assets at end of period (000)	$40,585	$33,205	$52,839	$49,870	$40,646
Ratio of net expenses to average net assets	1.20%	1.20%	1.24%	1.12%	1.40%
Ratio of net investment income to average net assets	0.81%	0.79%	0.57%	0.33%	0.15%
Ratio of gross expenses to average net assets (b)	1.24%	1.22%	1.24%	1.12%	1.47%
Ratio of net investment income to average net assets (b)	0.77%	0.77%	0.57%	0.33%	0.08%
Portfolio turnover	88%	132%	104%	107%	83%

(a)  Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

  Notes to Financial Statements

The Victory Variable Insurance Funds  December 31, 2009

1.  Organization:

The Victory Variable Insurance Funds (the "Trust") was organized as a Delaware statutory trust on February 11, 1998. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of one fund: the Diversified Stock Fund (the "Fund"). The Fund offers a single class of shares: Class A Shares. Sales of shares of the Fund may only be made to separate accounts of various life insurance companies. The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued at net asset value. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

The valuation techniques described above maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities.

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.).

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2009, while the breakdown, by category, of common stocks is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

Fund Name	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Significant Unobservable Inputs	Total
Commercial Paper	$—	$591	$—	$591
Common Stock	39,479	—	—	39,479
Preferred Stock	254	—	—	254
Total	39,733	591	—	40,324

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2009

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Repurchase Agreements:

The Fund may acquire securities subject to repurchase agreements from financial institutions such as banks and broker-dealers, which the Fund's investment adviser deems creditworthy under guidelines approved by the Board. Under a repurchase agreement, the seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The repurchase agreements are collateralized by various corporate, U.S. Government and government-backed securities, with a value of not less than the repurchase price (including interest). If the counter-party defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited and/or result in additional costs. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Financial Reserve/Treasury book-entry system.

Derivative Instruments:

The Fund may be subject to equity price risk in the normal course of pursuing investment objectives. The Fund may invest in futures contracts to hedge against changes in the value of equities. The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments made or received by the Fund based on the change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. For the fiscal year ended December 31, 2009, the Fund did not hold any futures contracts.

Securities Purchased on a When-Issued Basis:

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These values are included in amounts payable for investments purchased on the accompanying statement of assets and liabilities. As of December 31, 2009, the Fund had no outstanding when-issued purchase commitments.

Securities Lending:

The Fund may, from time to time, lend securities from its portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board. The Fund will limit its securities lending activity to 33 1/3% of its total assets. KeyBank National Association ("KeyBank"), the Fund's custodian and an affiliate of Victory Capital Management Inc., the Fund's investment adviser ("VCM" or the "Adviser"), serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"), for which it receives a fee. KeyBank's fee is computed monthly in arrears and is 25% of the sum of all interest, dividends and other distributions earned from the investment of collateral in investments, as approved by the Board, net of rebates paid by KeyBank to borrowers and net of brokerage commissions, if any, incurred in making or liquidating the investments. For the fiscal year ended December 31, 2009, KeyBank received $227 (amount in thousands) in total from the Trust, The Victory Portfolios and/or The Victory Institutional Funds (collectively the "Victory Trusts") for its services as lending agent. Under guidelines established by the Board, the Fund must maintain loan collateral from the borrower (at KeyBank) at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities.

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2009

Initial value of loan collateral shall be no less than 102% of the market value of the loaned securities plus the accrued interest on debt securities. KeyBank, at the direction of the Adviser, consistent with the Trust's securities lending guidelines, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.

By lending its securities, the Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as an asset of the Fund, offset by a corresponding liability to return all collateral as cash at the termination of the securities loan(s). Loans are subject to termination by the Trust or the borrower at any time.

During the fiscal year ended, December 31, 2009, the Fund had no outstanding securities on loan.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying statement of assets and liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividend and capital gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events from the date of this report through February 12, 2010, which is the date these financial statements were issued and there are no subsequent events to report.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended December 31, 2009 were as follows (amounts in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$30,297	$29,824	$—	$—

4.  Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by VCM, a wholly owned subsidiary of KeyBank. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees at an annual rate of 0.30% of the average daily net assets of the Fund.

KeyBank, serving as custodian for the Fund, receives custodian fees computed at the annual rate of 0.013% of the first $10 billion of the Victory Trusts' average daily net assets, 0.0113% of the Victory Trusts' average daily net assets between $10 billion and $12.5 billion and 0.0025% of the Victory Trusts' average daily net assets greater than $12.5 billion. Average daily net assets for this computation does not include International Fund and International Select Fund. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, the Trust and The Victory Portfolios (collectively the "Trusts") pay VCM a fee at the annual rate of 0.108% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.078% of the aggregate net assets of the Trusts between $8 billion and $10 billion; plus 0.075% of the

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2009

aggregate net assets of the Trusts between $10 billion and $12 billion; plus 0.065% of the aggregate net assets of the Trusts greater than $12 billion, for providing certain administrative and fund accounting services to the Trusts' series.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund and receives a fee under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust also reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's Transfer Agent. Under the terms of the Transfer Agent Agreement, Citi receives a fee that is calculated daily at the annual rate of 0.02% of the first $8 billion of the aggregate net assets of the Trusts; plus 0.015% of the aggregate net assets of the Trusts between $8 billion and $16 billion; plus 0.01% of the aggregate net assets of the Trusts between $16 billion and $20 billion; plus 0.005% of the aggregate net assets of the Trusts greater than $20 billion. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Trust's Distribution and Service Plan, the Fund pays the Distributor a monthly distribution and service fee, at an annual rate of 0.25% of the average daily net assets of the Fund. The Distributor may pay a 12b-1 fee to life insurance companies for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

The Adviser, Citi or other service providers may waive or reimburse fees to assist the Fund in maintaining a competitive expense ratio. Waivers and reimbursements applicable to the Fund are not available to be recouped at a future time.

5.  Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts (except International Fund and International Select Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $150 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 30 basis points on $150 million for providing the Line of Credit. Prior to June 1, 2009, KeyCorp received an annual commitment fee of eight basis points on $200 million for providing the Line of Credit. For the fiscal year ended December 31, 2009, KeyCorp earned approximately $330 for the Line of Credit fee (amount in thousands). Each fund of the Victory Trusts (except International Fund and International Select Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the fiscal year ended December 31, 2009, the fund had no outstanding loans with KeyCorp. At December 31, 2009, the Fund had no loans outstanding with KeyCorp.

7.  Federal Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2009 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Diversified Stock Fund	$289	$—	$1	$290

Continued

  Notes to Financial Statements — continued

The Victory Variable Insurance Funds  December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Diversified Stock Fund	$3,120	$4,194	$7,314

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows (total distributions paid may differ from the Statement of Assets and Liabilities because for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
Diversified Stock Fund	$—	$—	$(14,115)	$5,834	$(8,281)

* The difference between the book-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales.

As of December 31, 2009, the Fund had capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations of $4,933 and $8,961 (amount in thousands), expiring 2016 and 2017, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund has elected to defer $221 (amount in thousands) in losses which will be treated as arising of the first day of the fiscal year to end December 31, 2010.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation is as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Stock Fund	$34,490	$6,727	$(893)	$5,834

* The difference between the book-basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Victory Variable Insurance Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Variable Insurance Funds, constituting the Diversified Stock Fund (the "Fund"), as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented herein for each of the respective periods ended December 31, 2008 were audited by another registered public accounting firm whose report dated February 17, 2009 expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Variable Insurance Funds as of December 31, 2009, the results of their operations for the year then ended, the change in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
February 12, 2010

The Victory Variable Insurance Funds  Supplemental Information

(Unaudited)

Trustee And Officer Information

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom are "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustees"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their year of birth, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Institutional Funds and 22 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Independent Trustees.

Mr. David Brooks Adcock (1951)	Trustee	February 2005	Consultant (since 2006); General Counsel, Duke University and Duke University Health System (1982-2006).	None.

Mr. Nigel D. T. Andrews (1947)	Vice Chair and Trustee	August 2002	Retired.	Chemtura Corporation; Old Mutual plc.

Ms. Teresa C. Barger (1955)	Trustee	December 2008	Chief Investment Officer/Chief Executive Officer, Cartica Capital LLC (since 2007); Director of the Corporate Governance and Capital Markets Advisory Department for the World Bank and International Finance Corporation (2004-2007).	None.

Ms. E. Lee Beard (1951)	Trustee	February 2005	Principal Owner (since 2005) The Henlee Group; President/Owner (2003-2005) ELB Consultants.	None.

Ms. Lyn Hutton (1950)	Trustee	March 2002	Chief Investment Officer, The Commonfund for Nonprofit Organizations (since 2003).	None.

Mr. John L. Kelly (1953)	Trustee	May 2008	Private Investor (since 2009): Managing Director, JL Thornton & Co. Financial Consultant (2003-2009).	None.

Mr. David L. Meyer (1957)	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.

Ms. Karen F. Shepherd (1940)	Trustee	August 2002	Retired.	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson (1944)	Chair and Trustee	February 1998	Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum (since 2004).	Chair, Old Mutual Advisor II Funds (23 portfolios) and Old Mutual Insurance Series (8 Portfolios); Trustee, Old Mutual Funds III (12 Portfolios).

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Name (Year of Birth)	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies
Interested Trustees.

Mr. David C. Brown (1972)	Trustee	May 2008	Chief Operating Officer, Victory Capital Management, Inc. (since 2004).	None.

Mr. Robert L. Wagner (1954)	Trustee	December 2009	Chief Executive Officer, Victory Capital Management, Inc. (since 2004).	None.

Messrs Brown and Wagner are "Interested Persons" by reason of their relationship with Victory Capital Management, Inc..

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 1-800-539-3863.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Officers.

The officers of the Trust, their year of birth, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name (Year of Birth)	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Mr. Michael Policarpo, II (1974)	President	May 2008	Managing Director of the Adviser (since 2005); Vice President of Finance, Gartmore Global Investments (2004-2005).

Mr. Peter W. Scharich (1964)	Vice President	May 2008	Managing Director, Mutual Fund Administration, the Adviser (since 2006); Managing Director, Strategy, the Adviser (2005-2006); Chief Financial Officer, the Adviser (2002-2005).

Mr. Christopher K. Dyer (1962)	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris (1954)	Assistant Secretary	August 2003	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato (1968)	Treasurer	May 2006	Senior Vice President, Treasury Services, Citi.

Mr. Michael J. Nanosky (1966)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	February 2009	Vice President and Chief Compliance Officer, CCO Services of Citi Fund Services Inc. (since 2008); Vice President and Managing Director of Regulatory Compliance, National City Bank-Allegiant Asset Management (2004-2008).

Mr. Edward J. Veilleux (1943)	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) since 2002.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.victoryconnect.com and on the Securities and Exchange Commission's website at www.sec.gov.

Information relating to how the Fund voted proxies related to portfolio securities during the most recent twelve months ended June 30 is available on the Fund's website at www.victoryconnect.com and on the Security and Exchange Commission's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files its complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period** 7/1/09-12/31/09
Diversified Stock Fund	$1,000.00	$1,203.10	$6.66	1.20%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the table will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period** 7/1/09-12/31/09
Diversified Stock Fund	$1,000.00	$1,019.16	$6.11	1.20%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Additional Federal Income Tax Information

The Fund did not designate any long-term capital gain distributions.

Amount
Diversified Stock Fund	$—

Dividends qualifying for corporate dividends received deduction of:

Amount
Diversified Stock Fund	100%

For the year ended December 31, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following Funds designated the following amounts as qualified interest income distribution (amount in thousands):

Amount
Diversified Stock Fund	$1

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

Advisory Contract Renewal

Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement").

The Board approved the Agreement on behalf of the Diversified Stock Fund at its regular meeting, which was called for the purpose of considering the continuation of the Agreement, on December 2, 2009 following review of the Agreement and related matters at a meeting on October 21, 2009. In determining whether it was appropriate to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued, and the following additional factors, among others, in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

•  Services provided under the Agreement;

•  Requirements of the Fund for the services provided by the Adviser;

•  The quality of the services expected to be provided;

•  The fee payable for the services and whether fee arrangement provided for economies of scale benefits to Fund shareholders as the Fund grows;

•  Total expenses of the Fund;

•  The Adviser's commitments to operating the Fund at a competitive expense level;

•  Profitability of the Adviser (as reflected by comparing the fee earned against the Adviser's costs) with respect to the Adviser's relationship with the Fund;

•  Soft-dollar and other service benefits received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

•  Capabilities and financial condition of the Adviser;

•  Current economic and industry trends; and

•  Historical relationship between the Fund and the Adviser.

The current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, was reviewed in the context of the Adviser's profitability from providing services to the Fund individually. In addition, the Board reviewed an analysis prepared by the Adviser, comparing the Fund's expense ratio, advisory fee and performance with a peer group of comparable mutual funds. The Board also reviewed fees that the Adviser charged for managing the assets of similarly-managed institutional accounts. The Trustees noted that because of the small size of the Fund, there were no breakpoints in the advisory fee schedule for the Fund.

The Board reviewed the Fund's performance and expense information against a narrow group of peers selected by the Adviser, and also compared the Fund's performance against a broader group of peers and the selected benchmark index. The Board recognized that the Fund's performance is provided net of expenses, while the benchmark index is gross returns. The Board gave careful consideration to the factors and methodology used in the selection of the Fund's peer group.

The Board reviewed the following specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered, and it is presumed that each Trustee attributed different weights to various factors.

The Board considered the Fund's 0.30% annual advisory fee and determined that it was well within the range of the Fund's peers. The Board also reviewed the Fund's Class A annual expense ratio and found it to be reasonable considering the Fund's small size. The Board then compared the Fund's performance for the one-year, three-year, five-year and ten-year periods to that of the peer group for the same periods and considered the fact that Fund underperformed the peer group for the one-year period, but outperformed the peer group for each of the three, five and ten-year periods. The Board noted that during the four periods reviewed, the Fund had also underperformed its benchmark index and the broader Morningstar average only in the one-year period.

Having concluded, among other things, that: (1) the Fund's advisory fee was within the range of advisory fees charged to comparable mutual funds; (2) the Fund's total expense ratio was reasonable taking into consideration its small size; and (3) the Fund had excellent performance during all but the past one-year period when performance in the equity markets was generally poor, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

General Conclusions:

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously

Continued

The Victory Variable Insurance Funds  Supplemental Information — continued

(Unaudited)

approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

•  The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fee paid to the fees paid by other investment companies;

•  The nature, quality and extent of the investment advisory services provided by the Adviser, in light of the high quality services provided by the Adviser in its management of the Fund and the Fund's historic performance, including the continuous management of an identical investment company portfolio for the past 20 years by the current portfolio manager with positive net performance in almost every year;

•  The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

•  The Adviser's continuing efforts to enhance investment results by committing the necessary resources and management programs; and

•  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

Call Victory at: 800-539-FUND (800-539-3863)	Visit our web site at: www.VictoryConnect.com

1AR-VVIF 2/09

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Ms. E. Lee Beard, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees(1)	$18,014	$18,750
Audit-Related Fees(2)	$3,500	$0
Tax Fees(3)	$4,000	$3,900
All Other Fees(4)	$0	$0

(1)          Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. For the fiscal year ended December 31, 2009, the audit fees billed for professional services by Ernst & Young LLP and PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning were $18,000 and $14, respectively. For the fiscal year ended December 31, 2008, the audit fee billed for professional services by PricewaterhouseCoopers LLP for audit compliance, audit advice and audit planning was $18,750.

(2)          For the fiscal year ended December 31, 2009, the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was $3,500.  For the fiscal year ended December 31, 2008, the fee for assurance and related services by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item was $0.

(3)          For fiscal year ended December 31, 2009, there was no aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning was $4,000. Such tax services included the review of income and excise tax returns for the Registrant. For fiscal year ended December 31, 2008, the aggregate tax fee billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning was $3,900. Such tax services included the review of income and excise tax returns for the Registrant.

(4)          For fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed for professional services rendered by Ernst & Young LLP and PricewaterhouseCoopers LLP, respectively, to the Registrant, other than the services reported in (a) through (c) of this item.

(e)(1) The registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged for these services.  The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)  There were no services performed under Rule 2.01 (c) (7) (I) (C)

(f) Not applicable

(g)

2009	$4,000
2008	$3,900

(h)The registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the registrant’s investment advisor (and the advisor’s relevant affiliates), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Variable Insurance Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo II
Michael Policarpo II, President

Date

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date

* Print the name and title of each signing officer under his or her signature.